SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d)
                  of the Securities Act of 1934

        Date of Report (Date of earliest event reported):

                          June 23, 1997


                 NORFOLK SOUTHERN RAILWAY COMPANY
      (exact name of registrant as specified in its charter)

                                 1-743
                                 1-3744
                                 1-4793
          Virginia               1-546-2         53-6002016
(State or other jurisdiction  (Commission       (IRS Employer
      of incorporation)       File Number)   Identification No.)


      Three Commercial Place, Norfolk, Virginia  23510-2191
             (Address of principal executive offices)

Registrant's telephone number, including area code (757) 629-2682

                            No Change
  (Former name or former address, if changed since last report.)

Item 5.  Other Events.


On June 23, 1997, Registrant's parent (Norfolk Southern Corporation - hereinafter, "NS") and CSX Corporation ("CSX") issued a joint press release, a copy of which is attached hereto as Exhibit 99, announcing the filing on June 23, 1997, with the Surface Transportation Board of their formal application for control of Conrail Inc. ("Conrail"). Attached as part of Exhibit 99 is the "Backgrounder: The Norfolk Southern Operating Plan," which was provided to the wire services at about the same time as the press release.

That application includes the definitive Transaction Agreement, dated as of June 10, 1997, among CSX, CSX Transportation, Inc., NS, Registrant, Conrail Inc., Consolidated Rail Corporation and CRR Holdings LLC ("Transaction Agreement"), to which are annexed various schedules and exhibits, and which (a) elaborates the understandings contained in the Agreement, dated as of April 8, 1997, between NS and CSX -- already filed with the Commission -- and (b) specifies, among other things, (i) certain of the routes and assets of Conrail Inc. ("Conrail") over which NS and CSX (including affiliates such a Registrant) will have operating and other rights, and (ii) certain other Conrail routes and assets to be used and/or operated by NS and CSX (including affiliates such as Registrant) on a joint or shared basis. The Transaction Agreement and certain schedules thereto are attached hereto as
Exhibit 10 and are incorporated herein by reference.

The joint application, by which the press release and the "Backgrounder" are qualified, is a public document, available for review in its entirety at the office of the Surface
Transportation Board, located at 1925 K Street, NW, Washington,
D.C. 20423-0001.


Item 7(c)           Exhibits


   10 Copy of the Transaction Agreement, dated as of June 10, 1997, by and among CSX, CSX Transportation, Inc., NS, Registrant, Conrail Inc., Consolidated Rail Corporation and CRR Holdings LLC, with certain schedules thereto.

   99 Copy of joint press release issued by NS and CSX on June 23, 1997 , and of the
                    "Backgrounder: The Norfolk Southern Operating
                    Plan," issued by NS on June 23, 1997.

                            Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              NORFOLK SOUTHERN RAILWAY COMPANY
                                       (Registrant)


                              By:  /s/ Dezora M. Martin

                                   Dezora M. Martin
                                   Assistant Corporate Secretary



Date: June 30, 1997

                          EXHIBIT INDEX



Exhibit
Number
System         Description
Numbering


  10 Copy of the Transaction Agreement, dated as of June 10, 1997, by and among CSX, CSX Transportation, Inc., NS, Registrant,
               Conrail Inc., Consolidated Rail Corporation and
               CRR Holdings LLC, with certain schedules thereto.

  99 Copy of joint press release issued by NS and CSX on June 23, 1997 , and of the "Backgrounder:
               The Norfolk Southern Operating Plan," issued by
               NS on June 23, 1997.